                                                                    EXHIBIT 99.3



                        PRO FORMA FINANCIAL INFORMATION

   Effective June 30, 2001, ChemFirst Inc. sold its custom and fine chemicals business to Albemarle Corporation in an all cash transaction valued at $78,850,000, subject to working capital adjustments. The pro forma condensed financial statements of ChemFirst Inc. reflecting the disposition and exiting of fine chemical operations are shown below. The pro forma condensed balance sheet of ChemFirst Inc. as of March 31, 2001, is presented as if the transaction had occurred on March 31, 2001. The pro forma condensed consolidated statement of operations of ChemFirst Inc. for the year ended December 31, 2001 and the three months ended March 31,2001 have been presented as if the transaction occurred on January 1, 2000 and January 1, 2001, respectively.


                                ChemFirst Inc.
               Pro Forma Consolidated Balance Sheets (Unaudited)
                           (In Thousands of Dollars)


                                                        Historical                                        Adjusted
                                                         March 31,                Pro forma               March 31,
                                                           2001                  adjustments                2001
                                                     -----------------       -------------------       ---------------
Assets:
Current assets
 Cash and cash equivalents                               $  6,144 (1)                83,033                48,177
                                                                  (2)               (41,000)
 Accounts receivable                                       52,136 (3)               (13,064)               39,072
 Inventories                                               87,928 (3)               (32,840)               55,088
 Other current assets                                      10,271 (3)                (3,903)                6,368
                                                         --------                  --------              --------
    Total current assets                                  156,479                    (7,774)              148,705
                                                         --------                  --------              --------
Investments and other assets                               17,811 (3)                (2,269)               15,542
Property, plant and equipment, net                        214,537 (3)               (61,445)              153,092
                                                         --------                  --------              --------
    Total assets                                         $388,827                   (71,488)              317,339
                                                         ========                  ========              ========
Liabilities and Stockholders' Equity:
Current liabilities
 Payables                                                $ 35,598 (3)                (5,584)               30,014
 Accrued expenses and other current liabilities            15,998 (3)                (2,627)               18,585
                                                                  (4)                 5,214
                                                         --------                  --------              --------
    Total current liabilities                              51,596                    (2,997)               48,599
                                                         --------                  --------              --------
Long-term debt                                             45,556 (2)               (41,000)                4,556
Other long-term liabilities                                52,477                                          52,477
Stockholders' equity                                      239,198 (5)               (27,491)              211,707
                                                         --------                  --------              --------
                                                         $388,827                   (71,488)              317,339
                                                         ========                  ========              ========

Notes:
---------------------------------------------------------
(1) Cash proceeds from the sale.
(2) To reflect use of proceeds to retire senior debt and outstanding indebtedness under bank credit facility.
(3) To remove historic carrying value of the custom and fine chemicals business.
(4) Accruals related to transaction for severance, site closure, prepayment of debt penalty, waste disposal, legal costs and other items.
(5) The disposition of the custom and fine chemicals business will result in a pretax loss of $27,491 (net loss of $17,319), reflecting net cash proceeds of $83,033, as described in note (1) above, less the carrying value of the custom and fine chemicals net assets of $105,310 as reflected in note (3) and accrued expenses of $5,214 in note (4).

                                ChemFirst Inc.
          Pro Forma Consolidated Statements of Operations (Unaudited)
   Fiscal year ended December 31, 2000 and three months ended March 31, 2001


                                                                                           Historical                Pro forma
                                                  Historical                               3 Months                  3 Months
                                                 Year Ended                  Pro forma      Ended                      Ended
                                                 December 31,    Pro forma   December 31,  March 31,    Pro forma    March 31,
                                                    2000        adjustments      2000        2001       adjustments     2001
                                                 ------------   -----------  -----------   ----------   -----------  ----------
  Sales                                          $383,879 (1)    (70,352)      313,527      91,674 (1)   (17,018)      74,656
  Cost of sales                                   288,202 (1)    (60,103)      228,099      69,564 (1)   (13,610)      55,954
                                                 --------        -------       -------      ------       -------      -------
         Gross margin                              95,677        (10,249)       85,428      22,110        (3,408)      18,702
  General, selling and administrative expenses     58,599 (1)    (12,433)       46,166      14,643 (1)    (1,912)      12,731
  Other operating income (expense), net             1,560 (1)       (152)        1,408       2,600 (1)        62        2,538
  Loss on disposal and costs to exit fine
   chemicals business                                   - (2)    (33,840)      (33,840)          - (2)   (29,283)     (29,283)
                                                 --------        -------       -------      ------       -------      -------
         Operating earnings (loss)                 38,638        (31,808)        6,830      10,067       (30,841)     (20,774)
  Interest income                                     438              -           438          50             -           50
  Interest expense                                  2,766 (3)     (1,986)          780         839 (3)      (645)         194
  Other income (expense), net                        (143)             -          (143)        (39)            -          (39)
                                                 --------        -------       -------      ------       -------      -------
        Earnings (loss) from continuing
         operations before income taxes
         (benefit)                                 36,167        (29,822)        6,345       9,239       (30,196)     (20,957)
  Income tax expense (benefit)                     13,563 (3)        735         3,424       3,464 (3)       239       (7,488)
                                                          (1)      1,647                           (1)      (356)
                                                          (2)    (12,521)                          (2)   (10,835)
                                                 --------        -------       -------      ------       -------      -------
        Earnings (loss) from continuing
         operations                              $ 22,604        (19,683)        2,921       5,775       (19,244)     (13,469)
                                                 ========        =======       =======      ======       =======      =======
  Earnings (loss) from continuing operations per
   common share, assuming dilution               $   1.43                         0.18        0.40                      (0.94)
                                                 ========                      =======      ======                    =======
Average shares outstanding, assuming dilution      15,796                       15,796      14,359                     14,359

Notes:
------
(1) To remove historic operating results of custom and fine chemicals business.
(2) To record pretax loss on disposal and tax effect related to sale and exiting custom and fine chemicals business as if transaction occurred at beginning of each pro forma adjusted period.
(3) To remove interest expense for fiscal year 2000 and the three months ended March 31, 2001, respectively, related to retired indebtedness and increase tax provision at 37%.